Legg Mason, Inc.

                                9,000,000 Shares
                                  Common Stock
                                ($0.10 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                   March 9, 2006

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY  10013

Ladies and Gentlemen:

         AMAD Holdings Inc. (the "Selling Stockholder"), proposes to sell to Citigroup Global Markets Inc. (the "Underwriter"), (i) 5,393,545 shares of Common Stock, $0.10 par value ("Common Stock") and (ii) 3.606455 shares of Series A Convertible Preferred Stock, $10.00 par value, convertible into 3,606,455 shares of Common Stock, of Legg Mason, Inc., a corporation organized under the laws of Maryland (the "Company") (said shares to be sold by the Selling Stockholder being hereinafter called the "Underwritten Securities"). The Selling Stockholder also propose to grant to the Underwriter an option to purchase up to 1,350,000 additional shares of Common Stock issuable upon conversion of 1.35 shares of Series A Non-Voting Convertible Preferred Stock (the "Preferred Stock") to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

         Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

         The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 16 hereof.

         1.    Representations and Warranties.

         (i) The Company represents and warrants to, and agrees with, the Underwriter as set forth below in this Section 1.

         (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405, on Form S-3 (file number 333-132074), including a related basic prospectus, for registration under the Act of shares of Common Stock and the offering thereof from time to time in accordance with Rule 415. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Prospectuses, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

         (b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "Settlement Date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b), and on the Closing Date and any Settlement Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter or the Selling Stockholder specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished (i) by the Underwriter consists of the information described as such in Section 8(c) hereof and (ii) by the Selling Stockholder consists of the information described as such in Section 8(b) hereof.

         (c) The Disclosure Package and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, when taken together as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence


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

does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8 hereof.

         (d) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with
Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163, and (iv) at the Execution Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a "well-known seasoned issuer" as defined in Rule 405.

         (e) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

         (f) Each Issuer Free Writing Prospectus, if any, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8 hereof.

         (g) The Company has been duly incorporated or organized and is validly existing in good standing under the laws of the State of Maryland with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a Material Adverse Effect (as defined below).

         (h) Except as would not result in a Material Adverse Effect, each of the Company's subsidiaries: (i) has been duly incorporated or organized, (ii) is validly existing in good standing under the laws of the jurisdiction in which it is chartered or organized with all requisite power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and (iii) is duly qualified to do business as a foreign corporation or organization and is in good standing under the laws of each jurisdiction which requires such qualification, whether by reason of the ownership or leasing of property or the conduct of business.

         (i) Except as would not result in a Material Adverse Effect: (i) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, (ii) except as otherwise set forth in the Disclosure Package and the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (j) Each of the Company's (a) Form 10-K, for the fiscal year ended March 31, 2005, (b) Form 10-Qs for the periods ended June 30, 2005, September 30, 2005 and December 31, 2005, (c) Information Statement for the 2005 annual meeting of shareholders pursuant to Section 14(c) of the Exchange Act, and (d) current reports on Form 8-K filed since March 31, 2005 and incorporated by reference in the Registration Statement and the Prospectus (collectively, the documents listed in (a), (b), (c) and (d) above are referred to as the "1934 Act Reports") filed with the Commission pursuant to the Exchange Act at the time they were or hereafter are filed with the Commission complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (k) The Company's authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus. The capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus. The outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable, except that the shares of Common Stock to be issued on the Closing Date upon conversion of the Preferred Stock will, upon issuance, be duly and validly authorized and issued, and will be fully paid and nonassessable upon the Closing Date. The Securities being sold hereunder by the Selling Stockholder have been duly and validly authorized, and are fully paid and nonassessable, except that the shares of Common Stock to be issued on the Closing Date upon conversion of the Preferred Stock will, upon issuance, be duly and validly authorized and issued, and will be fully paid and nonassessable upon the Closing Date. The Securities being sold hereunder by the Selling Stockholder are duly listed, and admitted and authorized for trading, on the New York Stock Exchange, except that the Common Stock to be issued on the Closing Date upon conversion of the Preferred Stock will, upon issuance, be duly listed, and admitted and authorized for trading, on the New York Stock Exchange on the Closing Date. The certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities.

         (l) There is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

         (m) This Agreement has been duly authorized, executed and delivered by the Company.

         (n) The Company is not and, after giving effect to the offering and sale of the Securities by the Selling Stockholder, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required by the Company in connection with the transactions contemplated herein, except such as have been obtained by the Company under the Act and such as may be required by the Company under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated herein and in the Disclosure Package and the Prospectus.

         (p) Neither the sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof by the Company will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of its Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties; except, in the case of clause (ii) or (iii), for any such conflict, breach, violation or imposition that would not have a Material Adverse Effect.

         (q) Except for those rights contained in the Registration and Investor Rights Agreement, by and between Citigroup Inc. and the Company, dated as of December 1, 2005, and the Registration Rights Agreement, among the Company, Permal Group SCA, Worms UK Ltd. and the other shareholders identified therein, dated November 3, 2005 (together, the "Registration Rights Agreements"), and except for those rights of employees of the Company with respect to registrations on Form S-8 as of the date of this Agreement, no holders of securities of the Company have rights to the registration of any such securities that have not been so registered.

         (r) The consolidated historical financial statements and schedules of the Company incorporated by reference in the Disclosure Package, the Prospectus and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data set forth under the caption "Selected Financial Data" incorporated by reference in the Disclosure Package, the Prospectus and the Registration Statement fairly present, on the basis stated in the Disclosure Package, the Prospectus and the Registration Statement, the information included therein. The pro forma financial statements incorporated by reference into the Disclosure Package, the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

         (s) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their respective properties is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (t) The Company and each of its subsidiaries own or lease all such properties as are necessary to the conduct of its operations as presently conducted.

         (u) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) except as set forth in the Disclosure Package and the Prospectus, any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties; except, in the case of clause (i) (with respect to subsidiaries only) (ii) or
(iii), for any such violation or default that would not have a Material Adverse Effect.

         (v) PricewaterhouseCoopers, LLP, who has certified certain financial statements of the Company and the Permal Group, and delivered its report with respect to the audited consolidated financial statements and schedules incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to each of the Company and the Permal Group, within the meaning of the Act and the applicable published rules and regulations thereunder.

         (w) Each of the Company and the subsidiaries listed on Schedule II hereto (the "Significant Subsidiaries") has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (x) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is threatened or imminent, that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (y) The Company and its subsidiaries, as an entity, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause that could reasonably be expected to have a Material Adverse Effect; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and the Company and each such subsidiary believes that it will be able to renew its existing insurance coverage as and when such coverage expires, should it elect to do so, or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (z) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus and except as would not reasonably be expected to have a Material Adverse Effect.

         (aa) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such licenses, certificates, permits and other authorizations as to which the failure to so own, hold or possess would not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries' internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal control over financial reporting.

         (cc) The Company and its subsidiaries maintain "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Exchange Act).

         (dd) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of the Exchange Act or otherwise.

         (ee) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, result in a Material Adverse Effect. Except as set forth in the Disclosure Package and the Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         (ff) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under
Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

         (gg) Except as would not result in a Material Adverse Effect, there is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

         (hh) The Company and its subsidiaries own, possess, license or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of their business, taken as a whole, as now conducted; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which infringement or conflict, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

         (ii) Neither the Company nor any of its subsidiaries have failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to file or to be so in compliance would not, individually and in the aggregate, have a Material Adverse Effect. No deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions, except for any such failures to be in compliance or deficiencies which would not, individually and in the aggregate, have a Material Adverse Effect.

         (jj) The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

         (kk) The Company has not taken, and will not take, directly or indirectly, any action prohibited by Regulation M under the 1934 Act in connection with the offering of the Securities.

         (ll) The Company is not required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a future commission merchant or any or all of the foregoing, as applicable; each of the Company's subsidiaries that is required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable, is so registered, licensed or qualified in each jurisdiction where the conduct of its business requires such registration, license or qualification (and such registration, license or qualification is in full force and effect), and is in compliance with all applicable laws requiring any such registration, licensing or qualification, except for any failures to be so registered, licensed or qualified or to be in such compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (mm) The Company is not a party as an investment advisor or distributor to any investment advisory agreement or distribution agreement; each of the investment advisory agreements and distribution agreements to which any of the Company's subsidiaries is a party is a valid and legally binding obligation of such subsidiary which is a party thereto and complies with the applicable provisions of the Investment Advisers Act of 1940, as amended (the

"Advisers Act"), except for any failures to be so valid and legally binding and in compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and none of the Company's subsidiaries is in breach or violation of or in default under any such agreement which breach, violation, default or invalidity, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         (nn) The Company does not sponsor any funds; each fund sponsored by any of the Company's subsidiaries (a "Fund" or the "Funds") and which is required to be registered with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is duly registered with the Commission as an investment company under the Investment Company Act and the securities of each fund have been issued and sold in accordance with applicable law, except for any failures to be so registered or otherwise comply with applicable law that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (oo) The subsidiaries listed on Annex A attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

         Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

         (ii) The Selling Stockholder, represents and warrants to, and agrees with, the Underwriter that:

         (a) The Selling Stockholder is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank, and, assuming that the Underwriter acquires its interest in the Securities it has purchased from the Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code as in effect in the State of New York from time to time ("UCC")), the Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein and that has had such Securities credited to the securities account or accounts of the Underwriter maintained with The Depository Trust Company or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by the Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Underwriter with respect to such Securities.

         (b) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; provided, however, that the Selling Stockholder makes no representations or warranties in this paragraph (b) as to any action by the Company or the Underwriter.

         (c) To the knowledge of the Selling Stockholder, no consent, approval, authorization or order of any court or governmental agency or body is required for consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter and such other approvals as have been obtained.

         (d) To the knowledge of the Selling Stockholder, neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws or other organizational documents, in each case if applicable, of the Selling Stockholder or the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries (if applicable) is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries (if applicable) of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries (if applicable).

         (e) On the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b), and on the Closing Date and any Settlement Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Stockholder makes the foregoing representations and warranties solely in respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Selling Stockholder specifically for use in connection with the preparation thereof, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information described as such in
Section 8(b) hereof.

         (f) the Selling Stockholder does not possess any material non-public information concerning the Company or any of its subsidiaries which is not set forth in the Disclosure Package.

         (g) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

         Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to the Underwriter.

         2.    Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholder, at a purchase price of $125.00 per share, the Underwritten Securities.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the Underwriter to purchase, up to 1,350,000 Option Securities at the same purchase price per share as the Underwriter shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriter. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus (March 9, 2006) upon written or telegraphic notice by the Underwriter to the Company and the Selling Stockholder setting forth the number of Option Securities as to which the Underwriter is exercising the option and the Settlement Date.

         3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day prior to the Closing Date) shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, at Four Times Square, New York, New York 10036 ("Skadden Offices") at 10:00 AM, New York City time, on March 15, 2006, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement among the Underwriter, the Company and the Selling Stockholder (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriter against payment by the Underwriter of the aggregate purchase price of the Securities being sold by the Selling Stockholder to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to the account specified by the Selling Stockholder. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

         The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the Underwriter of the Securities to be purchased by it from the Selling Stockholder, and the Underwriter will pay any additional stock transfer taxes involved in further transfers.

         If the option provided for in Section 2(b) hereof is exercised after the second Business Day prior to the Closing Date, the Selling Stockholder will deliver the Option Securities (at the expense of the Company) to the Underwriter at Skadden's Offices at 10:00 AM, on the date specified by the Underwriter (which shall be within three Business Days after exercise of said option), against payment by the Underwriter of the purchase price thereof to or upon the order of the Selling Stockholder hereto by wire transfer payable in same-day funds to the account specified by the Selling Stockholder. If settlement for the Option Securities occurs after the Closing Date, the Company and such Selling Stockholders will deliver to the Underwriter on the Settlement Date, and the obligation of the Underwriter to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

         4. Offering by the Underwriter. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Prospectus.

         5. Agreements. (i) The Company agrees with the Underwriter that:

         (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Prospectus or any Preliminary Prospectus) to the Basic Prospectus unless the Company has furnished the Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form reasonably approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (1) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or prevention and, upon such issuance, occurrence or prevention, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

         (b) Prior to the termination of the offering of the Securities, if there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

         (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Disclosure Package, if prior to the availability of the Prospectus, or the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with delivery or use of the Prospectus, the Company promptly will (1) notify the Underwriter of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (3) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (4) supply any supplemented Prospectus to the Underwriter in such quantities as the Underwriter may reasonably request.

         (d) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act (it being understood that such delivery requirements shall be deemed to have been satisfied by the Company's compliance with the reporting requirements pursuant to the Exchange
Act).

         (e) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or any dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, if any, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

         (f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

         (g) The Company agrees that, unless it has obtained or will obtain the prior written consent of the Underwriter, and the Underwriter agrees with the Company, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule I hereto and any electronic road show. Any such free writing prospectus consented to by the Underwriter or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free

Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

         (h) The Company will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 120 days after the date of this Agreement, provided, however, that the Company may issue and sell Common Stock, stock options and other Common Stock based securities or awards pursuant to any director stock option or equity plan, any employee benefit plan, stock ownership plan, stock purchase plan or dividend reinvestment plan of the Company in effect at the Execution Time, the Company may issue Common Stock issuable upon the conversion or exchange of securities or the exercise of warrants or options outstanding at the Execution Time or in payment of outstanding shares of phantom stock outstanding at the Execution Time and the Company may issue shares of Common Stock as consideration pursuant to acquisitions and file registration statements with respect to such shares of Common Stock. Notwithstanding the foregoing, nothing in this provision shall be construed to limit the ability of Citigroup Inc. to exercise its rights under the Citigroup Registration Rights Agreement.

         (i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of the Exchange Act.

         (j) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or other Free Writing Prospectus that is included in the Disclosure Package, if any, and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or other Free Writing Prospectus that is included in the Disclosure Package, if any, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants (including, for the avoidance of doubt, the fees and expenses of PricewaterhouseCoopers LLP and KPMG LLP) and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

         (ii) The Selling Stockholder agrees with the Underwriter that:

         (a) The Selling Stockholder will not, without the prior written consent of the Underwriter offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder (except for the Underwriters) or any person in privity with the Selling Stockholder or any affiliate of the Selling Stockholder), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 120 days after the date of the Underwriting Agreement, other than Securities to be sold by the Selling Stockholder hereunder, provided, however, that this Section 5(ii)(a) shall not apply to transactions by the Selling Stockholder relating to shares of Common Stock solely in connection with sales of shares to index funds whose portfolios are primarily based on the Standard & Poor's Corporation 500 Composite Index, as the result of the inclusion of the Company in such index.

         (b) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, provided, however, that the Selling Stockholder makes no covenant in this paragraph (b) as to any action by the Company or the Underwriter.

         (c) The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so as long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of any material change in information in the Registration Statement, any Preliminary Prospectus or the Prospectus relating to the Selling Stockholder.

         6. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the

Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and the Settlement Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

         (a) The Prospectus, and any supplement thereto, will be filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have requested and caused Sherman & Sterling LLP, counsel for the Company, to have furnished to the Underwriter its opinion, dated the Closing Date and addressed to the Underwriter, to the effect set forth in Exhibit A-1 hereto and to such further effect as the Underwriter may reasonably request and shall have requested and caused Tom Merchant, Deputy General Counsel for the Company, to have furnished to the Underwriter his opinion, dated the Closing date and addressed to the Underwriter, to the effect set forth in Exhibit A-2 hereto, and to such further effect as the Underwriter may reasonably request.

         (c) The Selling Stockholder shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP to have furnished to the Underwriter their opinion dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter and the Selling Stockholder shall have requested Citigroup Inc., Corporate Law Department, to have furnished to the Underwriter its opinion dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter.

         (d) The Underwriter shall have received from Skadden, Arps, Slate, Meagher & Flom LLP such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chief Executive Officer or a Vice President and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and any supplements or amendments thereto, and this Agreement and that:

             (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (f) The Selling Stockholder shall have furnished to the Underwriter a certificate, signed on behalf of the Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholder in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date.

         (g) The Company shall have requested and caused PricewaterhouseCoopers, LLP, independent auditors for the Company and Permal Group, to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriter.

         (h) The Company shall have requested and caused KPMG LLP, independent auditors for the Asset Management Businesses to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriter.

         (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letters referred to in paragraphs (g) and (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

         (j) Prior to the Closing Date, (i) the Company and (ii) the Selling Stockholder shall have furnished to the Underwriter such further information, customary closing and secretary certificates and documents as the Underwriter may reasonably request, including, without limitation, Forms W-8 or W-9, as required, from the Selling Stockholder.

         (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (l) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Underwriter.

         (m) As soon as practicable following the Execution Time and prior to the Closing Date, the Company (i) shall have furnished to the Underwriter letters substantially in the form of Exhibit B hereto from each executive officer who would be named in the Company's proxy statement if such proxy statement were required to be filed on the date hereof and the Closing Date and
(ii) shall use its reasonable best efforts to furnish to the Underwriter letters substantially in the form of Exhibit B hereto from each director of the Company, addressed to the Underwriter.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the Skadden offices on the Closing Date.

         7. Reimbursement of the Underwriter's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6(a), 6(b), 6(e), 6(g), 6(h), 6(i), 6(j)(i), 6(k), 6(l) and 6(m) hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the sale of the Securities provided for herein is not consummated because of any termination pursuant to Section 9 hereof, the Company and the Underwriter will split on a 50/50 basis all combined out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by both parties in connection with the proposed purchase and sale of the Securities

         8. Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Basic Prospectus, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Underwriter or the Selling Stockholder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) The Selling Stockholder agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. The Underwriter and the Company acknowledge that the only information furnished to the Company by or on behalf of the Selling Stockholder specifically for use in the Registration Statement, or the Prospectus or any amendment or supplement thereto are the statements pertaining to the number of shares owned and the number of shares proposed to be sold by such Selling Stockholder.

         (c) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and the Selling Stockholder and each person who controls the Selling Stockholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Company by the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to the liability which the Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that the statements set forth in the last paragraph on the cover page regarding delivery of the Securities and, under the heading "Underwriting" , (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids, in any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus constitute the only information furnished in writing by the Underwriter for inclusion in any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus.

         (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify
the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party (which will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnifying party is an actual or potential party to such claim or action).

         (e) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and by the Underwriter on the other from the offering of the Securities; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the

Company, the Selling Stockholder and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholder and the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholder on the one hand shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder, and benefits received by the Underwriter on the other shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Stockholder on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e). Notwithstanding the foregoing, the Selling Stockholder shall not be obligated to make contributions hereunder which in the aggregate exceed the amount for which the Selling Stockholder would have been liable pursuant to paragraph (b), as limited by paragraph (f), of this Section 8 had indemnification been available thereunder.

         (f) The liability of the Selling Stockholder under the Selling Stockholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price, net of underwriting discounts, of the Securities sold by the Selling Stockholder to the Underwriter.

         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter by notice given to the Company by the Underwriter, prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto).

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholder and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013, Attention: Syndicate Desk and copied to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY, 10036, Attention:
Gregory A. Fernicola, Esq., or, if sent to the Company, will be mailed, delivered or telefaxed to Legg Mason, Inc. (fax no.: (410) 454-4607) and confirmed to the General Counsel, Legg Mason, Inc., 100 Light Street, Baltimore, MD 21202, Attention: Thomas P. Lemke, Esq., and copied to Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, Attention: James Scott, Sr. or if sent to the Selling Stockholder, will be mailed delivered, or telefaxed to AMAD Holdings Inc. (fax no.: (212) 816-0229) and confirmed to John R. Barber, and to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036,
Attention: Gregory A. Fernicola.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

         13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         14. No fiduciary duty. Each of the Company and the Selling Stockholder hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the Underwriter and any affiliate through which it may be acting, on the other, (b) the Underwriter is acting as principal and not as an agent or fiduciary of the Company, the Selling Stockholder or their respective affiliates, stockholders, employees or any other party and (c) the engagement of the Underwriter in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Company and the Selling Stockholder agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). Each of the Company and the Selling Stockholder agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the

Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

         15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Stockholder and the Underwriter, or any of them, with respect to the subject matter hereof.

         16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         18. Waiver of Jury Trial. The parties to this Agreement irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         19. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Disclosure Package" shall mean (i) the Basic Prospectus, as amended and supplemented to the Execution Time, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

         "Effective Date" shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date (which shall be the date of the Prospectus) and time that this Agreement is executed and delivered by the parties hereto.

         "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405.

         "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433.

         "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Prospectus, together with the Basic Prospectus.

         "Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

         "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

         "Rule 158", "Rule 163", "Rule 164", "Rule 172", "Rule 405", "Rule 415",
"Rule 424", "Rule 430B" and "Rule 433" refer to such rules under the Act.

         "Well-Known Seasoned Issuer" shall mean a well-known seasoned issuer, as defined in Rule 405.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the Underwriter.

                                         Very truly yours,

                                         Legg Mason, Inc.


                                         By: /s/ Elisabeth N. Spector
                                             ------------------------------
                                             Name:   Elisabeth N. Spector
                                             Title:  Senior Vice President


                                         AMAD Holdings Inc.


                                         By: /s/ John R. Barber
                                             ----------------------------
                                             Name:   John R. Barber
                                             Title:  Attorney-in-Fact


                                         The foregoing Agreement is hereby
                                         confirmed and accepted as of the date
                                         first above written.

                                         By: Citigroup Global Markets Inc.


                                         By: /s/ Peter Spinelli
                                             ----------------------------
                                             Name:   Peter Spinelli
                                             Title:  Vice President

                                   SCHEDULE I


    Schedule of Free Writing Prospectuses included in the Disclosure Package
    ------------------------------------------------------------------------

                                   SCHEDULE II


                            Significant Subsidiaries
                            ------------------------


Western Asset Management Company
Legg Mason Capital Management, Inc.
Private Capital Management, L.P.
CAM North America LLC
Permal Group Ltd.
Royce & Associates, LLC

                                                                     EXHIBIT A-1
                                                                     -----------


                   FORM OF OPINION OF SHEARMAN & STERLING LLP
                   ------------------------------------------


         In our review of the Agreement and other documents, we have assumed:

         (a) The genuineness of all signatures.

         (b) The authenticity of the originals of the documents submitted to us.

         (c) The conformity to authentic originals of any documents submitted to us as copies.

         (d) As to matters of fact, the truthfulness of the representations made in the Agreement and in certificates of public officials and officers of the Company.

         (e) That the Agreement is the legal, valid and binding obligation of each party thereto, other than the Company, enforceable against each such party in accordance with its terms.

         (f) That:

             (i) The Company is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

             (ii) The Company has power and authority (corporate or otherwise) to execute, deliver and perform, and has duly authorized, executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Agreement.

             (iii) The execution, delivery and performance by the Company of the Agreement have been duly authorized by all necessary action (corporate or otherwise) and do not:

                   (A) contravene its certificate or articles of incorporation, bylaws or other organizational documents;

                   (B) except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

                   (C) result in any conflict with or breach of any agreement or document binding on it of which any addressee hereof has knowledge, has received notice or has reason to know.

             (iv) Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which an addressee has knowledge, has received notice or has reason to know) any other third party is required for the due execution, delivery or performance by the Company of the Agreement or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

         "Generally Applicable Law" means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Agreement or the transactions governed by the Agreement, and for purposes of assumption paragraph (f) above and our opinions in paragraphs 1, 2(a) below, the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing definition of Generally Applicable Law, the term "Generally Applicable Law" does not include any law, rule or regulation that is applicable to the Company, the Opinion Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Opinion Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

         Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

         1. The Company (a) has the corporate power to execute, deliver and perform the Agreement and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Agreement.

         2. The execution and delivery by the Company of the Agreement do not, and the performance by the Company of its obligations thereunder will not,
     (a) result in a violation of the Company's certificate of incorporation or by-laws or (b) result in a violation of Generally Applicable Law [or any order, writ, judgment, injunction, decree, determination or award listed in Schedule A].

         3. No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, [or any third party that is a party to any of the documents listed in Schedule A,] is required for the due execution, delivery or performance by the Company of the Agreement, except as have been obtained and are in full force and effect under the Securities Act or and as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Securities, each of which has been duly obtained, taken, given or made and, to our knowledge, has not been withdrawn.

         4. The Agreement has been duly executed and delivered by the Company.

         5. The Securities have been duly authorized by the Company and, when issued and delivered as provided in the Agreement, the Securities will be validly issued, and the Common Stock will be fully paid and non-assessable, and the issuance of such Securities will not be subject to preemptive or similar rights under the Company's certificate of incorporation [or documents listed on Schedule Z].

         6. The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended.

         7. The statements in the Base Prospectus under the caption "Description of the Capital Stock" and "Plan of Distribution" and in the Prospectus Supplement under the caption "Underwriting" in each case, insofar as such statements constitute summaries of documents referred to therein, fairly summarize in all material respects the matters referred to therein.

         Our opinions expressed above are limited to (i) Generally Applicable Law and, (ii) in the case of our opinion in paragraph 6 above, the Investment Company Act of 1940, as amended, and we do not express any opinion herein concerning any other law.

                                   EXHIBIT A-2
                                   -----------


            FORM OF OPINION OF DEPUTY GENERAL COUNSEL OF THE COMPANY
            --------------------------------------------------------


(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland;

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus;

(iii) Except as would not result in a Material Adverse Effect, all of the outstanding shares of capital stock of each Material Subsidiary that is a corporation have been duly and validly authorized and issued and are fully paid and nonassessable, and except as otherwise set forth in the Disclosure Package and the Prospectus, to such counsel's knowledge, all outstanding shares of capital stock of the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interest, claim, lien or encumbrance;

(iv) The Company's authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained or incorporated by reference in the Disclosure Package and the Prospectus; the shares of Common Stock being sold by the Selling Stockholder are duly listed, and admitted and authorized for trading, on the New York Stock Exchange; the certificates for the Common Stock are in valid and sufficient form;

(v) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Preliminary Prospectus and the Prospectus, and to the knowledge of such counsel there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required, which might reasonably be expected to result in a Material Adverse Effect;

(vi) The Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued, no proceedings for that purpose have been instituted or threatened;

(vii) The Agreement has been duly authorized by the Company;

(viii) To the knowledge of such counsel, no consent, approval, authorization, filing with, or order of any court or governmental agency or body is required by the Company in connection with the transactions contemplated by the Agreement, except as such as have been obtained by the Company under the Act and under the Securities Exchange Act of 1934 and such as may be required by the Company under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated in the Agreement and in the Preliminary Prospectus and the Prospectus and such other approvals (specified in such opinion) as have been obtained; and

(ix) Neither the consummation by the Company of any of the transactions contemplated in the Agreement nor the fulfillment by the Company of the terms of the Agreement will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or its subsidiaries is a party or bound or to which its or their property is subject (excluding any conflict, breach, violation or imposition that would not reasonably be expected to result in a Material Adverse Effect), or (iii) to such counsel's knowledge, any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties.

                                                                       EXHIBIT B
                                                                       ---------

                           [Form of Lock-Up Agreement]
                       [Letterhead of officer/director of
                                Legg Mason, Inc.]


                                Legg Mason, Inc.
                         Public Offering of Common Stock
                         -------------------------------

                                                                   March  , 2006

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY  10013


Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Legg Mason, Inc., a Maryland corporation (the "Company"), AMAD Holdings Inc., a Delaware corporation (the "Selling Stockholder"), and you, relating to an underwritten public offering of Common Stock, $0.10 par value (the "Common Stock"), of the Company.

         In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement. Notwithstanding the foregoing, the restrictions contained in this letter shall not apply to (i) transfers of shares of Common Stock or options to purchase the Common Stock made as a bona fide gift or gifts, provided that (A) the donee or donees thereof agree to be bound by the restrictions set forth herein, or (B) such gift is a charitable donation to a tax exempt organization in an amount of 5% or less of the Common Stock owned at the date hereof by the undersigned, (ii) transfers of shares of Common Stock or options to purchase the Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein and provided further that any such transfer shall not involve a disposition for value, or (iii) transfers or sales of shares of Common Stock for the payment of exercise costs (including taxes) in respect of any purchase of Common Stock pursuant to an option granted pursuant to existing employee benefit plans or director compensation plans of the Company.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,
                                        [Signature of officer/director]
                                        [Name and address of officer/director]